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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004
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                                 Cox Radio, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-12187                  58-1620022
    (State or Other          (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification Number)

6205 Peachtree Dunwoody Road
     Atlanta, Georgia                                           30328
(Address of principal executive offices)                      (Zip Code)

                                 (678) 645-0000
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.

On December 7, 2004, the Compensation Committee of the Board of Directors of Cox Radio, Inc. adopted the Cox Radio, Inc. Savings Plus Restoration Plan to be effective January 1, 2005.

The Restoration Plan is a nonqualified deferred compensation plan that allows a select group of management-level employees and certain highly compensated employees of Cox Radio and its affiliates to defer through salary reduction arrangements a designated portion of their compensation, generally up to nine percent. In addition, Cox Radio will credit supplemental matching contributions on an annual basis up to certain limits. Contributions under the Restoration Plan will be credited with a rate of return determined annually by Cox Radio, which shall not be less than five percent for any plan year. Generally, amounts deferred under the Restoration Plan are distributed to participants in connection with retirement, death or other termination of employment. The Restoration Plan provides for payment in a lump sum or, in certain circumstances, in annual installments.

The obligations of Cox Radio under the Restoration Plan are unsecured general obligations to pay in the future the balance of deferred compensation accounts pursuant to the terms of the Restoration Plan.

The foregoing is a summary of the material terms of the Restoration Plan. As a summary of the material terms of the Restoration Plan, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the Restoration Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

                (a) Not Applicable.

                (b) Not Applicable.

                (c) Exhibit:

                     10.1  Cox Radio, Inc. Savings Plus Restoration Plan



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 28, 2005


                                         COX RADIO, INC.

                                         By: /s/Neil O. Johnston
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                                         Name:  Neil O. Johnston
                                         Title: Vice President and
                                                Chief Financial Officer